Related party disclosures	12 Months Ended
Dec. 31, 2017
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Related party disclosures
9.	Related party disclosures

Note 1 provides information about the Group’s structure, including details of the subsidiaries and the holding company. The following table provides the total amount of transactions that have been entered into with the related parties in 2017, 2016 and 2015.

	2017			2016			2015
	Purchases	Sales	Other loss (income)	Purchases	Sales	Other loss (income)	Purchases	Sales	Other loss (income)
Associates	230	134	(6)	200	117	(11)	199	80	28
Controlling shareholders and entities under control of the Group’s Controlling shareholders	267	50	(33)	278	45	41	261	37	(23)

Total	497	184	(39)	478	162	30	460	117	5

As of December 31, 2017 and 2016, the Group had the following balances in settlement with related parties:

	December 31, 2017			December 31, 2016
	Receivables from	Payables to	Total outstanding, net	Receivables from	Payables to	Total outstanding, net
Associates	16	(23)	(7)	33	(55)	(22)
Controlling shareholders and entities under control of the Group’s Controlling shareholders	47	(35)	12	70	(37)	33

Total	63	(58)	5	103	(92)	11

(a)	Transactions with associates

The Group’s associates provide to the Group’s subsidiaries transportation and auto repair services. During the years ended December 31, 2017, 2016 and 2015, the Group purchased from its associates transportation services in the amount of RUB 98 million, RUB 114 million and RUB 105 million, respectively, and repair services in the amount of RUB 132 million, RUB 86 million and RUB 94 million, respectively.

(b)	Controlling shareholders and entities under control of the Group’s Controlling shareholders

As of December 31, 2017 and 2016, the amounts of accounts receivable fully covered by the allowance included amounts receivable of RUB 24,391 million and RUB 24,539 million, respectively, described below. In December 2013, the Group, related party (an entity wholly owned by the Controlling Shareholder) and the former Estar metallurgical plants (hereinafter referred to as “metallurgical plants”) signed an assignment agreement. Under that agreement, the Group assigned to its related party the right to collect amounts due from the metallurgical plants, and the related party is to repay this amount to the Group through November 2017. In November 2017, the Group extended the terms of repayment through 2022. The amount of receivables and allowance have been reclassified to Non-current financial assets (Note 13).

The outstanding cash balance in Coalmetbank was RUB 1,217 million and RUB 200 million as of December 31, 2017 and December 31, 2016, respectively.

(c)	Compensation to key management personnel

The total compensation to key management personnel was included in general and administrative expenses in the consolidated statement of profit (loss) and other comprehensive income (loss) and consisted of the short-term employee benefits in the amount of RUB 613 million, RUB 543 million and RUB 481 million in the years ended December 31, 2017, 2016 and 2015, respectively. There are no share-based payments to key management personnel. The Group’s directors and executive officers are also provided with voluntary medical insurance and the use of wireless services.